EXHIBIT 10.20

                            BUFFALO WILD WINGS, INC.

              EXECUTIVE OFFICER COMPENSATION ARRANGEMENTS
                              FOR FISCAL YEAR 2008


The base salaries for the Buffalo Wild Wings, Inc. executive officers for fiscal year 2008 are set forth below. In addition, the executive officers participate in our 401(k) plan and medical and disability plans, as well as other compensatory plans, contracts and arrangements which are filed as exhibits to our Form 10-K for the fiscal year ended December 30, 2007.


      Executive Officer and Title                     2008 Annual Base Salary
      ---------------------------                     -----------------------

      Sally J. Smith                                        $535,000
        Chief Executive Officer and President

      Mary J. Twinem                                        $335,000
        Executive Vice President, Chief
        Financial Officer and Treasurer

      James M. Schmidt                                      $270,000
        Executive Vice President,
        General Counsel and Secretary

      Judith A. Shoulak                                     $270,000
        Senior Vice President, Operations

      Kathleen M. Benning                                   $243,000
         Senior Vice President, Marketing and
         Brand Development

      Linda G. Traylor                                      $243,000
        Senior Vice President, Human Resources

      Mounir N. Sawda                                       $227,000
        Senior Vice President, Franchise and
        Development